EXHIBIT 10.21

EXECUTION VERSION 25 November 2022

Deed of Security Klydon Proprietary Limited (as Pledgor) ASP Isotopes South Africa Proprietary Limited (as Pledgee)

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Contents

PARTIES		1

BACKGROUND		1

AGREED TERMS		1

1	Definitions and interpretation	1

2	Pledge and Cession in security	5

3	Undertakings by the Pledgor	6

4	Delivery of documents of title and authorisations to the Pledgee	7

5	Perfection	8

6	Voting	8

7	Rights, powers and privileges attaching to the Pledged Assets and the Ceded Rights	8

8	Realisation	8

9	Appropriation of proceeds	10

10	Authority	10

11	Duration	11

12	Additional rights	11

13	Pledgor bound notwithstanding certain circumstances	11

14	Exemption from liability	12

15	Certificate of indebtedness	13

16	Renunciation of benefits	13

17	Cession, assignment and delegation	13

18	Remedies cumulative	13

19	Non-circumvention	13

20	Splitting of claims	14

21	Further Assurances	14

22	Notices	14

23	General	14

24	Jurisdiction	16

SIGNATURE PAGES		32

SCHEDULES

SCHEDULE 1 LIST OF CORPOREAL MOVABLE ASSETS SITUATED AT THE SITE		18

Company Pledge and Cession in Security	DLA Piper

Parties

(1)	Klydon Proprietary Limited a private company incorporated in accordance with the laws of South Africa with registration number 1997/019684/07 (Pledgor).

(2)

ASP Isotopes South Africa Proprietary Limited (formerly PDS Photonica Holdings South Africa Proprietary Limited) a private company incorporated in accordance with the laws of South Africa with registration number 2021/701779/07 (Pledgee).

Background

A

As security for the due performance of the Secured Obligations, the Pledgor has agreed to cede in securitatem debiti all of the Ceded Rights and to pledge the Pledged Assets to the Pledgee in each case on the terms and subject to the conditions set out in this Agreement.

B	The Parties wish to record in writing their agreement in respect of the above and matters ancillary thereto.

Agreed terms

1	Definitions and interpretation

1.1

The headings to the clauses of this Agreement are for reference purposes only and shall in no way govern or affect the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof

1.2	Capitalised terms and expressions used herein, and not defined in clause 1.3, shall bear the meanings as set out in the Acknowledgement of Debt Agreement (as defined below).

1.3	Unless the context dictates otherwise, words and expressions set forth below shall bear the following meanings and cognate expressions shall bear corresponding meanings:

Acknowledgement of Debt Agreement means the acknowledgement of debt agreement entered into or to be entered into between the Pledgor and the Pledgee contemporaneously with this Agreement.

Agreement means this Deed of Security Agreement and its Schedules.

Ceded Rights means all of the Pledgor's rights of any nature whatsoever to and interests of any nature whatsoever in the Pledged Assets, in each case, whether actual, prospective or contingent, direct or indirect, whether a claim for the payment of money (whether in respect of interest, principal or otherwise) or for the performance of any other obligation, and whether or not the said rights and interests were within the contemplation of the Parties as at the Signature Date.

Default means any breach by the Pledgor of any of the terms of this Agreement, the Acknowledgement of Debt Agreement or the Principal Agreement, including for the avoidance of doubt non-payment of the Principal Debt.

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Discharge Date means the date on which the Pledgee confirms in writing to the Pledgor that all of the Secured Obligations have been discharged by the Pledgor in full to the satisfaction of the Pledgee.

Documents of Title shall bear the meaning defined in clause 4.1.

Intellectual Property has the meaning ascribed to it in the Acknowledgement of Debt Agreement.

Parties means, collectively, the Pledgor and the Pledgee and Party means, as the context requires, any of them.

Pledged Assets means all of the Pledgor’s rights, title and interest in and to –

(a)	the movable corporeal assets owned or held by the Pledgor, situated at the Site, as more fully detailed in Schedule 1 hereto;

(b)	the Pledged Shares; and

(c)	the Pledged IP.

Pledge and Cession means the pledge and cession in securitatem debiti contemplated by this Agreement.

Pledged IP means the “Debtor IP” as such term is defined in the Acknowledgement of Debt Agreement.

Pledged Shares means the “Debtor Shares” as such term is defined in the Acknowledgement of Debt Agreement.

Principal Agreement has the meaning ascribed to it in the Acknowledgement of Debt Agreement.

Principal Debt has the meaning ascribed to it in the Acknowledgement of Debt Agreement.

Secured Obligations has the meaning ascribed to it in the Acknowledgement of Debt Agreement.

Site has the meaning ascribed to it in the Acknowledgement of Debt Agreement.

Signature Date means the date of signature of this Agreement by the Party last signing.

VAT means value-added tax as levied in terms of the Value-Added Tax Act 89 of 1991.

1.4	In this Agreement (unless the context requires otherwise):

(a)

days shall be construed as calendar days unless qualified by the word business, in which instance a business day will be any day other than a Saturday, Sunday or public holiday as gazetted by the government of South Africa from time to time;

(b)	a company includes any company, corporation or body corporate, or any other entity having a separate legal personality;

(c)	writing means legible writing and in English and includes any form of electronic communication contemplated in the South African Electronic Communications and Transactions Act 25 of 2002;

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(d)	a clause shall, subject to any contrary indication, be construed as a reference to a clause hereof;

(e)	an amendment includes a supplement, novation or re-enactment and amended is to be construed accordingly;

(f)

authority means any government or governmental, administrative, fiscal or judicial authority, body, court, department, commission, tribunal, registry or any stated owned or controlled authority which principally performs governmental functions;

(g)	a calendar month shall be construed as a named month, that is, January, February, March, April, May, June, July, August, September, October, November and December;

(h)	continuing, in the context of a default, means that such default has not been remedied or waived within any applicable grace period;

(i)

the words including and in particular are used by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any of the preceding words;

(j)	indebtedness shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(k)

law shall be construed as any law (including statutory, common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, by‑law, order, other legislative measure, directive, requirement of any government, supranational, local government, statutory or regulatory or self-regulatory or similar body or authority or court and the common law, as amended, replaced, re-enacted, restated or reinterpreted from time to time;

(l)	the words other and otherwise shall not be construed eiusdem generis with any foregoing words where a wider construction is possible;

(m)

a person shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

(n)

a regulation means any regulation, rule, official directive of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(o)	repay(or any derivative form of that word) includes prepay(or any derivative form of that word); and

(p)	security interest means any mortgage, pledge, lien, charge, assignment, cession, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

1.5	Unless inconsistent with the context or save where the contrary is expressly indicated in this Agreement:

(a)

if any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it appears only in an interpretation clause, effect shall be given to it as if it were a substantive provision of this Agreement;

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(b)

when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a day which is not a business day, in which case the last day shall be the immediately succeeding Business Day;

(c)

in the event that the day for payment of any amount due in terms of this Agreement should fall on a day which is not a business day, the relevant day for payment shall be the immediately succeeding business day;

(d)

in the event that the day for performance of any obligation (other than a payment obligation) to be performed in terms of this Agreement should fall on a day which is not a business day, the relevant day for performance shall be the immediately succeeding business day;

(e)	any reference in this Agreement to an enactment is to that enactment as at the Signature Date and as amended or re-enacted from time to time;

(f)

any reference in this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as same may have been, or may from time to time be, amended, varied, novated or supplemented;

(g)

except as expressly provided for in this Agreement, no provision of this Agreement constitutes a stipulation for the benefit of any person (i.e. a stipulatio alteri) who is not a Party to this Agreement;

(h)	a reference to a Party includes that Party's lawful successors-in-title and permitted assigns; and

(i)

where any Party is required to provide any consent or approval or agree to the actions of any other Party, the request for such consent or approval or agreement shall be in writing and shall not be unreasonably withheld or delayed;

(j)	references to any amount shall mean that amount exclusive of VAT, unless the amount expressly includes VAT; and

(k)

if there is any conflict between any definitions in this Agreement, or this Agreement and the Acknowledgement of Debt or Principal Agreement, then, for purposes of interpreting any clause of this Agreement or paragraph of any Schedule, the definition appearing in that clause or paragraph shall prevail over any other conflicting definition appearing elsewhere in the Agreement, the Acknowledgement of Debt or the Principal Agreement.

1.6

The headings to the clauses of this Agreement are for reference purposes only and shall in no way govern or affect the interpretation of nor modify nor amplify the terms of this Agreement nor any clause thereof.

1.7	Unless inconsistent with the context, an expression in this Agreement which denotes:

(a)	any one gender includes the other genders;

(b)	a natural person includes an artificial person and vice versa; and

(c)	the singular includes the plural and vice versa.

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1.8

Where any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the same meaning as ascribed to it for all purposes in terms of this Agreement, notwithstanding that that term has not been defined in any interpretation clause.

1.9

The rule of construction, in the event of ambiguity, that the contract shall be interpreted against the Party responsible for the drafting thereof, shall not apply in the interpretation of this Agreement.

1.10

This Agreement shall, to the extent permitted by applicable law be binding on and enforceable by the administrators, trustees or liquidators of the Parties as fully and effectually as if they had signed this Agreement in the first instance and reference to any Party shall be deemed to include such Party's administrators, trustees or liquidators, as the case may be.

1.11

The use of any expression in this Agreement covering a process available under South African law such as winding-up (without limitation eiusdem generis) shall, if any of the Parties to this Agreement is subject to the law of any other jurisdiction, be construed as including any equivalent or analogous proceedings under the law of such other jurisdiction.

1.12	No prior drafts of any agreement or any term sheet shall be admissible as evidence in any proceedings brought to determine any dispute arising out of this Agreement between the Parties.

1.13

The expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

2	Pledge and Cession in security

2.1

With effect from the Signature Date, the Pledgor hereby pledges to the Pledgee all of the Pledged Assets and cedes, transfers and makes over in securitatem debiti to the Pledgee all of the Ceded Rights, as a continuing general covering collateral security for the due, proper and timely payment, performance and discharge of all of the Secured Obligations, on the terms and conditions set out in this Agreement, which pledge and cession the Pledgee hereby accepts.

2.2	If, for any reason, any security interest intended to be created under this Agreement is or becomes illegal, invalid or unenforceable in any respect, then:

(a)	the pledge and/or cession of those illegal, invalid or unenforceable security interests shall be severed from this Agreement; and

(b)	this Agreement and all the security interests created over the remaining Pledged Assets and Ceded Rights shall continue in full force and effect.

2.3

To the extent that the Pledgor receives additional Pledged Assets after the Signature Date, the Pledgor hereby pledges to the Pledgee all such Pledged Assets and cedes in security to the Pledgee all of the Ceded Rights relating to such additional Pledged Assets.

2.4

If the Pledgor has ceded or pledged any of the Pledged Assets and/or Ceded Rights to any other person prior to the Signature Date, this Agreement shall (without affecting the operation of this Agreement in respect of those of the Pledged Assets and/or Ceded Rights which have not been so ceded or pledged to another person) constitute a cession in securitatem debiti to the Pledgee of the Pledgor's reversionary rights or other interests (including all of the Pledgor's rights of action against such other person/s and any rights which now or may in the future vest in the Pledgor pursuant to such reversionary rights) in respect of those Pledged Assets and/or Ceded Rights, which are hereby ceded in securitatem debiti to the Pledgee with effect from the Signature Date, which cession the Pledgee hereby accepts. The Pledgee shall be entitled to notify any such other person of this Agreement, and if any such other person is entitled to possession of any of the documents referred to in clause 4 (Delivery of documents of title and authorisations to the Pledgee), then the Pledgor shall deliver photocopies of the documents to the Pledgee, and as soon as practicable upon such person ceasing to be entitled to possession or gives up possession, the Pledgor shall deliver the relevant documents to the Pledgee.

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2.5

Notwithstanding anything to the contrary contained herein or in any other agreement between the Parties, the Pledgor remains liable to perform all its duties and obligations, whether contractual or otherwise, in respect of the Pledged Assets and the Ceded Rights and nothing in this Agreement nor the exercise by the Pledgee of any rights under the Principal Agreement or Acknowledgement of Debt Agreement shall constitute a delegation to or an acceptance by the Pledgee of any obligations of the Pledgor or any other person.

2.6	This Pledge and Cession is intended to operate as a pledge and a cession of each part of and all of the Pledged Assets and the Ceded Rights individually and collectively.

2.7

The Pledge and Cession contemplated by this Agreement operates as a security cession and pledge and not as an out and out or outright cession and the Pledgor retains bare ownership of the Pledged Assets and the Ceded Rights, subject to the rights of the Pledgee as a secured creditor.

3	Undertakings by the Pledgor

3.1	The Pledgor hereby undertakes and agrees from the Signature Date until the Discharge Date, that it shall:

(a)

not do any act or suffer any omission, and will not permit any other person to do any act or suffer any omission, which will have or is calculated to have the effect of diminishing or adversely affecting the rights of the Pledgee hereunder or the value or effectiveness of the security conferred by this Agreement;

(b)	not exercise any or all of its rights or votes in respect of the Pledged Assets and/or the Ceded Rights:

(i)

in a manner which is likely to (i) be prejudicial to the validity or enforceability of this Agreement, (ii) impair the value of any of the Pledged Assets and/or the Ceded Rights, or (iii) be otherwise prejudicial to the Pledgee; or

(ii)	which are or will be in conflict with the rights of the Pledgee in terms of this Agreement, the Acknowledgement of Debt Agreement and/or the Principal Agreement;

(c)	save up until the Signature Date, at its own cost, to keep the Pledged Assets and the Ceded Rights free of judicial attachments and any other encumbrances of any nature at all times;

(d)	sign all other documents as are necessary to give effect to this Agreement;

(e)	prevent any variation of the rights relating to the Pledged Assets and/or Ceded Rights or any of them, which could reduce their value;

(f)

after the occurrence of a Default which is continuing, forthwith pay over to the Pledgee any interest, distribution or other benefit of any nature accrued and/or received in respect of the Pledged Assets and/or the Ceded Rights held by it on and after the date of occurrence of such Default which is continuing, by depositing the same into such nominated account as the Pledgee may from time to time direct in writing and such amounts shall be applied towards the repayment of the Secured Obligations in accordance with the provisions of the Acknowledgement of Debt Agreement;

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(g)	not dispose of, cede, assign, transfer or in any other manner encumber or deal with the Pledged Assets and the Ceded Rights without the prior written approval of the Pledgee;

(h)	timeously comply in full with its obligations in respect of the Pledged Assets and/or Ceded Rights from time to time; and

(i)	take all appropriate steps required from time to time for the care, preservation and protection of the Pledged Assets and the Ceded Rights and the rights of the Pledgee under this Agreement.

3.2

The Pledgor waives for the benefit of the Pledgee any and all rights it may have in respect of the Pledged Assets and/or the Ceded Rights which conflict with or may restrict the rights of the Pledgee under this Agreement.

4	Delivery of documents of title and authorisations to the Pledgee

4.1

The Pledgor shall on written demand made by the Pledgee to the Pledgor deliver to the Pledgee all relevant ancillary or incidental documents of whatsoever nature (if any) as may otherwise be necessary or reasonably required by the Pledgee to exercise any or all of its rights under this Agreement (all such documents referred to in this clause 4.1 are hereinafter referred to as the Documents of Title).

4.2

The words “cedes”, “transfers” and “makes over” when used in clause 2 embraces and means both the agreement to cede, and the transfer to the Pledgee of the Ceded Rights, and accordingly the failure to deliver any documents to the Pledgee shall not invalidate or render this Agreement or any part thereof invalid or unenforceable.

4.3

The Pledgee shall be entitled to retain possession of the Documents of Title and to deal with them in accordance with the provisions of this Agreement until the Discharge Date, whereupon the Documents of Title shall be returned to the Pledgor.

4.4

The Pledgor shall deliver to the Pledgee any other documents relating to the Pledged Assets and/or the Ceded Rights for which it may at any time reasonably call, which documents shall be delivered to the Pledgee within a reasonable period, as agreed between the Pledgee and the Pledgor and, failing such agreement, within 5 (five) business days of such request.

4.5

The Pledgor shall generally do everything that reasonably may be required by the Pledgee for the purposes of and to give effect to this Agreement, failing which the Pledgee may, if possible, attend thereto and recover from the Pledgor any expenses incurred in doing so.

4.6	A breach by the Pledgor of its obligations to deliver any document and/or instrument in terms of this clause 4 shall not:

(b)	affect the legality, validity or binding effects of the cession and pledge of the Ceded Rights and Pledged Assets embodied in this Agreement; or

(c)	affect, or in any manner, impinge upon the rights of, the Pledgee under this Agreement.

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5	Perfection

Notwithstanding the provisions of clause 4, the Pledgor shall within 14 (fourteen) days of the Signature Date deliver to the Pledgee for the purposes of perfecting the Pledgee’s rights under this Agreement in respect of the Pledged Shares:

5.1	the original share certificates in respect of its Pledged Shares;

5.2	share transfer forms in respect of the Pledged Shares duly completed and signed, but undated and otherwise in blank as to the transferee; and

5.3

resolutions by the directors of the relevant companies in which the Pledged Shares are held, noting and irrevocably authorising the pledging of the Pledged Shares in terms of this Agreement and the transfer thereof to the Pledgee or any third party upon realisation in terms of clause 8.

6	Voting

Notwithstanding that the rights to vote in respect of the Pledged Shares are ceded and pledged in securitatem debiti to the Pledgee, as are all other rights attaching to the Pledged Shares, whilst this Agreement remains in force and provided that the Pledgee has not exercised its rights in terms of clause 8, the Pledgor shall be entitled to exercise all voting rights in respect of the Pledged Shares, and the Pledgee will not exercise such voting rights.

7	Rights, powers and privileges attaching to the Pledged Assets and the Ceded Rights

This Agreement operates in respect of all rights, powers and privileges attaching to the Pledged Assets and the Ceded Rights, and such rights, powers and privileges shall accordingly vest in the Pledgee, with the power to exercise them either in its own name or in the name of the Pledgor, upon the occurrence of any Default in accordance with the terms of the Acknowledgement of Debt Agreement. Alternatively, the Pledgor shall, if the Pledgee so directs upon the occurrence of any Default in accordance with the terms of the Acknowledgement of Debt Agreement, exercise its rights, powers and privileges in its own name and in accordance with the Pledgee's directions to the greatest extent permitted by applicable law.

8	Realisation

8.1

If any Default has occurred and is continuing, the Pledgor hereby irrevocably and unconditionally authorises and empowers the Pledgee, without any further authority or consent of any nature whatsoever required from the Pledgor, and in the name of the Pledgee or its nominee or in the name of the Pledgor to:

(a)

exercise all or any of the rights, powers and privileges attached to the Pledged Assets, powers and privileges and enforce all or any obligations attaching to the Pledged Assets and/or the Ceded Rights in such manner and on such terms as the Pledgee in its sole discretion deems fit and/or

(b)	receive or collect payment for, delivery of and/or performance in respect of, the Pledged Assets and/or the Ceded Rights in its own name; and/or

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(c)	at the election of the Pledgee:

	(i)	to sell or otherwise realise the Pledged Assets and/or the Ceded Rights or any one of them either by public auction; and/or

	(ii)	to sell or otherwise realise the Pledged Assets and/or Ceded Rights by private treaty on reasonable notice to the Pledgor not exceeding 10 (ten) business days; and/or

(iii)

to take over the Pledged Assets and/or the Ceded Rights at a fair value which, in the absence of agreement within 10 (ten) business days after delivery by the Pledgee to the Pledgor of a written notice stating that the Pledgee intends to exercise its rights pursuant to this clause 8.1(c)(iii), shall be determined by an independent accountant or merchant bank agreed to by the Parties or, failing agreement within 2 (two) business days, appointed, at the request of either the Pledgee or the Pledgor, by the President for the time being of the Southern African Institute of Chartered Accountants (or the successor body thereto) (which independent accountant or merchant bank shall act as an expert and not as an arbitrator, shall be instructed to make his determination within 10 (ten) business days after being requested to do so and shall determine the liability for his charges which will be paid accordingly); and/or

(iv)

to institute any legal proceedings which the Pledgee may deem necessary in connection with any sale or other realisation or transfer of any of the Pledged Assets and/or the Ceded Rights by the Pledgee or its nominees; and/or

	(v)	to convey valid title in the Pledged Assets and/or the Ceded Rights to the Pledgee or any purchaser thereof; and/or

	(vi)	to take all such further or other steps as the Pledgee may consider necessary to deal with the Pledged Assets and/or the Ceded Rights.

8.2	Upon the Pledgee taking any actions in terms of clause 8.1, or otherwise as required by the Pledgee, the Pledgor shall on demand by the Pledgee:

(a)

notify any relevant person required by the Pledgee, in writing that payment for, delivery of or performance in respect of the Pledged Assets and/or the Ceded Rights must be made to the Pledgee, and that payment, delivery or performance to the Pledgor or to anyone else will not constitute valid payment, delivery or performance, and the Pledgee shall be entitled to do likewise. The Pledgor shall on demand by the Pledgee provide proof that such notification has been duly given;

(b)	permit the Pledgee or any of its representatives and professional advisors free access at all reasonable times and on reasonable notice at the risk and cost of the Pledgor to:

(i)	the Site, Pledgor's premises, records, accounts (including its general ledger), books and assets as that person may require; and

(ii)	meet and discuss matters with key management;

(c)

refuse to accept any payment, delivery or performance tendered in respect of any of the Pledged Assets and/or the Ceded Rights in order that such payment, delivery or performance be tendered to the Pledgee; and

(d)

at its own cost, carry out any lawful directions the Pledgee may give in regard to the realisation of the Pledged Assets and/or the Ceded Rights and sign any document or do any other lawful act necessary to vest the Pledged Assets and/or the Ceded Rights in the Pledgee, to enable the sale or disposal of the Pledged Assets and/or the Ceded Rights, which may otherwise be necessary or required to perfect the Pledge and Cession created in this Agreement; and.

(e)

at its own cost, where the Pledgee exercises its rights pursuant to clause 8.1(c)(iii) and/or 8.1(c)(v), cede, transfer and assign its rights and delegate its obligations under any document or agreement incidental or necessary to enable the Pledgee to, inter alia, use, implement, perform or commercialise the Pledged Assets and/or the Ceded Rights.

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8.3	The Parties acknowledge and agree that:

	(a)	the Secured Obligations are obligations of a commercial nature; and

(b)

the application of the provisions of this clause 8 will confer upon the Pledgee certain procedural advantages which, in the light of the commercial nature of the transaction secured by the Pledge and Cession, are fair, reasonable and necessary to ensure that the Pledgee does not suffer unfair commercial prejudice.

8.4

The provisions of this clause 8 are without prejudice to all other rights and remedies which the Pledgee may have at law and shall be severable and divisible from the other terms and conditions of this Agreement if same are found to be invalid or unenforceable. In this regard the Parties record that they would have concluded a cession and pledge on all the other terms hereof even if the parate executie terms included herein were not agreed upon and accordingly even if the parate executie terms are found to be invalid or unenforceable, the remaining provisions of this Agreement are intended to remain of full force and effect.

8.5

Notwithstanding anything to the contrary contained in this Agreement, the Pledgee shall not be obliged to take any particular steps to collect or otherwise enforce its rights in respect of the Pledged Assets and/or the Ceded Rights.

8.6

The Parties record and agree that, should the Pledgee exercises all or any of the rights, powers and privileges attached to the Pledged IP as contemplated in this clause 8 and any such exercise or action is subsequently held by a competent court to be unenforceable or void or voidable, the license agreement entered into between the Pledgor (as licensee) and ASP Isotopes UK Limited (registration number 14252657) (as licensor), dated 26 July 2022, shall be-reinstated and shall continue in force on the same terms and conditions as set out in such agreement.

9	Appropriation of proceeds

The Pledgee shall appropriate all amounts received pursuant to the collection, sale or other realisation of the Pledged Assets and/or Ceded Rights (or any of them) towards the repayment of amounts due and payable under the Secured Obligations, and to defray all costs and expenses incurred in or arising out of the exercise of its rights under and in terms of this Agreement, the Acknowledgement of Debt Agreement and/or the Principal Agreement, provided that the Pledgor shall remain liable for any shortfall in respect of such amounts.

10	Authority

If at any time during this Agreement the Pledgee becomes entitled to exercise its rights under clause 8 (Realisation), the Pledgor hereby authorises and appoints the Pledgee irrevocably and in rem suam as the Pledgor's attorney and agent in the Pledgor's name, place and stead to sign and execute:

10.1	any proxy in favour of the Pledgee or its nominees to enable the Pledgee or such nominee, as the case may be, to exercise any voting rights attaching to the Pledged Assets or any of them; and

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10.2	such documents as may be necessary:

(a)	in order to render the Pledged Assets and/or the Ceded Rights or any of them negotiable including, without limitation, the signature of transfer declarations;

(b)	to enable the Pledgee to receive payment of the purchase price of the Pledged Assets and/or the Ceded Rights; and

(c)	to enable the Pledgee to exercise any of its rights granted to it herein.

11	Duration

11.1

The Pledge and Cession in terms of this Agreement shall commence on the Signature Date and continue and endure in accordance with the provisions of this Agreement until the Discharge Date. In particular, this Agreement shall not terminate by reason solely of the fact that there may at any time be reduced obligations or debts owing by the Pledgor under the Acknowledgement of Debt Agreement or the Principal Agreement.

11.2

The Pledgee shall no later than 5 (five) Business days of receipt of written request from the Pledgor, certify in writing to the Pledgor that the Discharge Date has occurred (provided that the Discharge Date has in fact occurred).

12	Additional rights

12.1	The rights conferred on the Pledgee by this Agreement are additional to and not in substitution for:

(a)	any other rights the Pledgee has, or may at any time in the future have, against the Pledgor or any other person; and

(b)	any other security held or hereafter to be held by the Pledgee from the Pledgor, or any other person, in connection with the Secured Obligations.

12.2	The Pledgee may release any security held by it without prejudice to its rights under this Agreement.

13	Pledgor bound notwithstanding certain circumstances

13.1

The obligations of the Pledgor under and in terms of this Agreement are irrevocable and shall operate as continuing covering security for all the Secured Obligations and shall continue to be of full force and effect until the Discharge Date notwithstanding:

(a)

any intermediate discharge or settlement of, or fluctuation in, the Secured Obligations, in which event the Pledge and Cession contained in this Agreement shall operate as security for any indebtedness subsequently arising in favour of the Pledgee pursuant to the Acknowledgement of Debt Agreement and the Principal Agreement;

(b)

the Pledgor's legal disability and/or any variation or amendment of, addition to or deletion from or cancellation or termination of any agreement or of any of the rights of the Pledgee against the Pledgor;

(c)	any incapacity or lack of power, authority or legal personality of or dissolution of or change in the members or status of the Pledgor or any other person;

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(d)	any suspension, unenforceability, illegality or invalidity of any obligation of any person under this Agreement, the Acknowledgement of Debt Agreement or the Principal Agreement;

(e)	any latitude, indulgence, waiver, consentor extension of time which may be allowed or shown by the Pledgee to the Pledgor or any other person;

(f)	the Pledgee not exercising any one or more of its rights under the Acknowledgement of Debt Agreement or the Principal Agreement, either timeously or at all;

(g)

the receipt by the Pledgee of any dividend or benefit in any insolvency, liquidation or business rescue proceedings or any compromise or composition whether in terms of any statutory enforcement or the common law;

(h)	the release by the Pledgee of the Pledgor from some but not all of the Secured Obligations;

(i)

any insolvency, administration, business rescue, reorganisation, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings have been instituted by or against the Pledgee or any other person;

(j)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security interest over the assets of, any person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(k)	the Acknowledgement of Debt Agreement or Principal Agreement not being executed by or binding against the Pledgor or any other party;

(l)

any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) of the Acknowledgement of Debt Agreement, the Principal Agreement or any other document or security including, without limitation, any change in the purpose ofsuch agreements; and/or

(m)	any other fact or circumstance that may arise (including any act or omission by the Pledgee) on which the Pledgor might otherwise be able to rely on a defence based on prejudice, waiver or estoppel.

13.2	If the Pledgor suffers any loss arising from any of the facts, circumstances, acts or omissions referred to above, the Pledgor will have no claim against the Pledgee in respect thereof.

14	Exemption from liability

The Pledgor hereby:

14.1

agrees that the Pledgee shall not be responsible for any loss from the sale or realisation of the Pledged Assets and/or Ceded Rights and/or any of them, howsoever arising, or for any reduction in the value of the Pledged Assets and/or Ceded Rights and/or any of them, unless such loss or reduction in value is occasionedsolely and directlyby the wilful default and/or gross negligence of thePledgee;

14.2

absolves thePledgeefrom all liability whatsoever shouldtheyfail to collect any benefits (however named or described, without any exception) arising from or by virtue of the Pledged Assets and/or Ceded Rights and/or any of them, or should they fail to take up any rights issued or granted in relation to the Pledged Assets and/or Ceded Rights and/or any of them, or in any way fail or omit to protect their own or any of the Pledgor's interests relating to the Pledged Assets and/or Ceded Rights and/or any of them; and

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14.3

absolves and indemnifies the Pledgee and its directors, officers, employees, representatives and advisers from and against any loss or damage, whether direct or indirect, consequential or otherwise, suffered by the Pledgor arising from any cause in connection with this Agreement, whether the loss or damage results from contract, delict, negligence or any other cause and whether this Agreement has been terminated or not, save for any loss or damages arising as a result of the gross negligence or wilful misconduct of the Pledgee.

15	Certificate of indebtedness

A certificate signed by any director or manager of the Pledgee (whose appointment need not be proved) as to the existence of and the amount of indebtedness by the Pledgor to the Pledgee under this Agreement shall in the absence of manifest error, be prima facie evidence of the matters to which it relates.

16	Renunciation of benefits

The Pledgor hereby renounces the legal benefits and exceptions of excussion, division, non numeratae pecuniae, non causa debiti, revision of accounts and errore calculi, the Pledgor declaring itself to be fully acquainted with the full meaning and effect of this renunciation.

17	Cession, assignment and delegation

17.1	The Pledgor shall not be entitled to cede any of its rights or delegate any of its obligations under this Agreement to another person without the prior written consent of the Pledgee.

17.2	To the extent that any cession and/or delegation contemplated in this clause 17 gives rise to a splitting of claims against the Pledgor, the Pledgor hereby consents to such splitting of claims.

17.3

The Pledgee shall be entitled to cede and/or delegate its rights and/or obligations under this Agreement, and the Parties each hereby irrevocably and unconditionally consent to any splitting of rights or claims which may arise from such a cession and transfer.

18	Remedies cumulative

18.1	The rights of the Pledgee under this Agreement:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive of its rights under general law, and

(c)	may be waived only in writing and specifically.

18.2	Any delay in exercising or non-exercise of any such rights is not a waiver of those rights.

19	Non-circumvention

The Pledgor hereby irrevocably and unconditionally undertakes in favour of the Pledgee that it will not circumvent, avoid or bypass or obviate the terms and conditions contained in this Agreement, or attempt to do so for any purpose whatsoever.

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20	Splitting of claims

The Pledgor irrevocably consents to any splitting of claims that may arise out of this Agreement and to any harm, prejudice or damage that it may suffer as a result of any such splitting.

21	Further Assurances

The Pledgor shall generally promptly do everything that may be required in order to comply with its obligations under this Agreement and as may otherwise be required by the Pledgee, for the purposes of and to give effect to this Agreement, failing which the Pledgee may, to the extent possible, attend thereto on behalf of the Pledgor and recover on demand from the Pledgor any expenses incurred in relation thereto. In particular the Pledgor shall execute and do all such acts and things as the Pledgee, in its discretion, may require:

(a)	to perfect or protect the security interests created (or intended to be created) by this Agreement;

(b)	to preserve or protect any of the rights of the Pledgee under this Agreement;

(c)	to enforce any security interests created under this Agreement on or at any time after it becomes enforceable;

(d)	for the exercise of any power, authority or discretion vested in the Pledgee under this Agreement; and

(e)	to carry out the effect, intent and purpose of this Agreement,

in any such case, forthwith upon demand by the Pledgee and at the expense of the Pledgor.

22	Notices

22.1	Notices

22.2

Each Party chooses the addresses set out in clause 9 (Notices) of the Acknowledgement of Debt Agreement, and for the purposes of giving or sending any notice provided for or required under this Agreement, the said physical addresses as well as the email addresses contained therein.

22.3	The provisions of clause 9 (Notices) of the Acknowledgement of Debt Agreement are incorporated by reference herein, mutatis mutandis, as if repeated herein in full.

23	General

23.1	Applicable law

This Agreement is to be governed, interpreted and implemented in accordance with the laws of South Africa.

23.2	No representations or implied terms

(a)

It is recorded and agreed that there are no conditions precedent suspending the operation of this Agreement and no warranties, promises, representations or inducements of whatsoever nature have been made or given to the Pledgor to induce it to sign this Agreement and bind itself in terms thereof.

(b)	No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded in this Agreement, the Acknowledgement of Debt Agreement or the Principal Agreement.

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23.3	No indulgences

No latitude, extension of time or other indulgence which may be given or allowed by any Party to the other Party in respect of the performance of any obligation hereunder, and no delay or forbearance in the enforcement of any right of any Party arising from this Agreement and no single or partial exercise of any right by any Party under this Agreement, shall in any circumstances be construed to be an implied consent or election by such Party or operate as a waiver or a novation of or otherwise affect any of the Party's rights in terms of or arising from this Agreement or estop or preclude any such Party from enforcing at any time and without notice, strict and punctual compliance with each and every provision or term hereof. Failure or delay on the part of any Party in exercising any right, power or privilege under this Agreement will not constitute or be deemed to be a waiver thereof, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

23.4	Continuing effectiveness of certain provisions

The expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

23.5	Costs

(a)	The Parties shall each bear their own costs incurred in connection with the negotiation, preparation and implementation of this Agreement.

(b)

Any costs, including all legal costs on an attorney and own-client basis and VAT, incurred by a Party arising out of or in connection with a breach by the other Party of this Agreement shall be borne by the Party in breach.

23.6	Cumulative remedies

Unless otherwise expressly provided in this Agreement, the rights and remedies under this Agreement are in addition to, and do not exclude, any rights or remedies provided by law.

23.7	New laws and inability to perform

If any law comes into operation subsequent to the Signature Date which law affects any aspect or matter or issue contained in this Acknowledgement of Debt, the Parties undertake to enter into negotiations in good faith regarding a variation of this Acknowledgement of Debt in question in order to ensure that neither this Acknowledgement of Debt nor its implementation constitutes a contravention of such law.

23.8	Independent Advice

Each of the Parties acknowledges that they have been free to secure independent legal and other professional advice as to the nature and effect of all of the provisions of this Agreement and that they have either taken such independent legal and other advice or dispensed with the necessity of doing so. Further, each of the Parties acknowledges that all of the provisions of this Agreement and the restrictions herein contained are fair and reasonable in all the circumstances and are part of the overall intention of the Parties in connection with this Agreement.

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23.9	Waiver of immunity

The Pledgor irrevocably and unconditionally waives any right it may have to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

23.10	Provisions severable

Each provision in this Agreement is severable from all others, notwithstanding the manner in which they may be linked together or grouped grammatically, and if in terms of any judgment or order, any provision, phrase, sentence, paragraph or clause is found to be defective or unenforceable for any reason, the remaining provisions, phrases, sentences, paragraphs and clauses shall nevertheless continue to be of full force. In particular, and without limiting the generality of the aforegoing, the Parties acknowledge their intention to continue to be bound by this Agreement notwithstanding that any provision may be found to be unenforceable or void or voidable, in which event the provision concerned shall be severed from the other provisions, each of which shall continue to be of full force.

23.11	Signature

(a)	This Agreement is signed by the Parties on the dates and at the places indicated below.

(b)

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Acknowledgement of Debt as at the date of signature of the Party last signing one of the counterparts.

(c)	The persons signing this Agreement in a representative capacity warrant their authority to do so.

(d)

The Parties record that it is not required for this Agreement to be valid and enforceable that a Party shall initial the pages of this Acknowledgement of Debt and/or have its signature of this Agreement verified by a witness.

23.12	Variation, cancellation and waiver

(a)	No addition to or variation, deletion from, or agreed cancellation of all or any clauses or provisions of this Agreement will be of any force or effect unless in writing and signed by the Parties.

(b)

No waiver, suspension or postponement by any Party of any right arising out of or in connection with this Agreement shall be of any force or effect unless in writing and signed by such Party. Any such waiver, suspension or postponement will be effective only in the specific instance and for the purpose given.

23.13	Whole Agreement

This Agreement, read together with the Acknowledgement of Debt and the Principal Agreement, constitutes the sole record of the agreement between the Parties in regard to the subject matter thereof.

Company Pledge and Cession in Security	DLA Piper | 16

24	Jurisdiction

24.1

The Pledgor hereby irrevocably and unconditionally consents and submits to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Provincial Division, Pretoria (or any successor to that division) in regard to all matters arising from this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (Dispute).

24.2

The Pledgor agrees that the High Court of South Africa, Gauteng Provincial Division, Pretoria (or any successor to that division) is the most appropriate and convenient court to settle Disputes and accordingly:

(a)	it will not argue to the contrary;

(b)	it hereby waives any objection to the jurisdiction of that court on the grounds of venue or forum non conveniens or any similar grounds; and

(c)	it consents to service of process in any manner permitted by applicable law.

24.3

This clause 24 is for the benefit of the Pledgee only, provided that if the Pledgee institutes action in the High Court of South Africa, Gauteng Provincial Division, Pretoria (or any successor to that division), the Pledgor shall be entitled to raise any counterclaim it may have in such court. As a result, the Pledgee shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction as it sees fit.

24.4

To the extent allowed by law, the Pledgee may take concurrent proceedings in any number of jurisdictions and the Pledgor shall be entitled to raise any counterclaim it may have in any jurisdiction in which the Pledgee takes any concurrent proceedings.

The remainder of this page intentionally left blank.

Company Pledge and Cession in Security	DLA Piper | 17

Schedule 1 List of corporeal movable assets situated at the Site

OFFICE EQUIPMENT (FURNITURE AND FITTINGS)
	DEPRECIATION RATE	20.00%

#	Asset Description	Asset Number	Location	Date

1	Credenza	KLY/FE/0001	A163	25-Oct-07
2	High back chairs	KLY/FE/0002	A163	08-Jul-99
3	L-Shape oak work desk	KLY/FE/0003	A163	02-Aug-99
4	4 Drawer steel cabinet	KLY/FE/0004	A163	08-Jul-99
5	Meeting chair	KLY/FE/0005	A163	08-Feb-05
6	Meeting chair	KLY/FE/0006	A163	08-Feb-05

1	4 Draw Steel Cabinets	KLY/FE/0010	Stephan	01-Jun-98
2	4 Draw Steel Cabinets	KLY/FE/0011	Stephan	01-Jun-98
3	2 Door steel Stationery Cabinet	KLY/FE/0012	Stephan	19-Jun-02
4	Picture - Irene Farm	KLY/FE/0013	Stephan	05-Dec-06
5	Meeting chairs	KLY/FE/0014	Stephan	25-Oct-07
6	Meeting chairs	KLY/FE/0015	Stephan	25-Oct-07
7	Blinders kantoor A161 (SPS)	KLY/FE/0017	Stephan	15-Jul-08
8	L-Shape oak work desk	KLY/FE/0018	Stephan	08-Jul-99
9	High back Apollo chair	KLY/FE/0019	Stephan	03-Nov-98
10	Conference Table	KLY/FE/0021	Einar	05-Jul-99
11	Conference Chairs	KLY/FE/0022	Einar	05-Jul-99
12	Conference Chairs	KLY/FE/0023	Einar	05-Jul-99
13	Conference Chairs	KLY/FE/0024	Einar	05-Jul-99
14	Conference Chairs	KLY/FE/0025	Einar	05-Jul-99
15	Conference Chairs	KLY/FE/0026	Einar	05-Jul-99
16	Conference Chairs	KLY/FE/0027	Einar	05-Jul-99
17	Conference Chairs	KLY/FE/0028	Einar	05-Jul-99
18	Conference Chairs	KLY/FE/0029	Einar	05-Jul-99
19	Steel Cabinet	KLY/FE/0030	Einar	19-Nov-99
20	Nokia 6300 cellphones	KLY/FE/0031	Einar	15-May-08
21	Conference call sound system	KLY/FE/0032	Einar	19-Sep-08
22	High back chair	KLY/FE/0033	Debbie	01-Jun-98
23	4 Draw Steel Cabinets	KLY/FE/0034	Debbie	03-Jun-98

Company Pledge and Cession in Security	DLA Piper | 18

24	Binding Machine - Ringbind	KLY/FE/0035	Debbie	25-Jan-00
25	Credenza	KLY/FE/0036	Debbie	05-Dec-06
26	Waste paper bin - Wood	KLY/FE/0037	Debbie	05-Dec-06
27	Oak Wall Cupboards	KLY/FE/0038	Debbie	25-Oct-07
28	Kobra Shredder	KLY/FE/0040	Debbie	04-Jul-08
29	Binding Machine - Operetta	KLY/FE/0041	Debbie	10-Sep-08
30	L-Shape Oak work desk	KLY/FE/0042	Debbie	02-Aug-99
31	High back chair	KLY/FE/0045	Le Roux	22-Oct-01
32	Blue Saver arm Chairs	KLY/FE/0046	Le Roux	13-Apr-05
33	Blue Saver arm Chairs	KLY/FE/0047	Le Roux	13-Apr-05
34	Blinders kantoor A159 (LS)	KLY/FE/0049	Le Roux	15-Jul-08
35	Steel cabinet	KLY/FE/0050	Le Roux	18-Nov-08
36	L-Shape oak work desk	KLY/FE/0051	Le Roux	08-Jul-99
37	Royal Blue High back chair	KLY/FE/0052	Callie	22-Jun-07
38	L Shape Oak Desk	KLY/FE/0053	Callie	22-Jun-07
39	4 Drawer Filing Cabinet	KLY/FE/0054	Callie	22-Jun-07
40	Round Table	KLY/FE/0055	Callie	25-Oct-07
41	Light Blue bent oak meeting chairs	KLY/FE/0056	Callie	25-Oct-07
42	Light Blue bent oak meeting chairs	KLY/FE/0057	Callie	25-Oct-07
43	Light Blue bent oak meeting chairs	KLY/FE/0058	Callie	25-Oct-07
44	Light Blue bent oak meeting chairs	KLY/FE/0059	Callie	25-Oct-07
45	Non Magnetic Board	KLY/FE/0060	Callie	13-Dec-07
46	Nokia 6300 cellphones	KLY/FE/0062	Callie	15-May-08
47	Blinders kantoor A156 (CS)	KLY/FE/0063	Callie	15-Jul-08
48	2 Door Stationery Cabinet	KLY/FE/0064	Callie	05-Dec-06
49	High back chair	KLY/FE/0065	Ben	01-Jun-98
50	Steel Desk	KLY/FE/0066	Ben	05-Dec-06
51	Steel Table with wheels	KLY/FE/0067	Ben	25-Oct-07
52	40cm Chrome Fan	KLY/FE/0069	Ben	01-Apr-08
53	4 Drawer steel cabinet	KLY/FE/0070	Ben	28-Aug-08
54	Meeting chair	KLY/FE/0071	Ben	08-Feb-05
55	Meeting chair	KLY/FE/0072	Ben	08-Feb-05
56	Book shelve	KLY/FE/0073	Ben	05-Jul-99
57	Book shelve	KLY/FE/0074	Ben	05-Jul-99
58	Oak Desk, 2 drawer	KLY/FE/0075	Carl	25-Oct-07
59	High back swivvle office chair	KLY/FE/0076	Carl	12-Dec-07

Company Pledge and Cession in Security	DLA Piper | 19

60	High back chair	KLY/FE/0078	Meisie	08-Jan-01
61	2 Door steel Stationery Cabinet	KLY/FE/0079	Meisie	18-Jun-02
62	Picture	KLY/FE/0080	Meisie	05-Dec-06
63	Picture	KLY/FE/0081	Meisie	05-Dec-06
64	Oak Desk, 2 drawer	KLY/FE/0082	Meisie	25-Oct-07
65	Oak Desk, 2 drawer	KLY/FE/0085	Michelle	25-Oct-07
66	High back swivvle office chair	KLY/FE/0086	Michelle	12-Dec-07
67	High back chair	KLY/FE/0088	Elro	01-Feb-01
68	Meeting chair, no arms	KLY/FE/0090	Elro	03-Jun-98
69	Meeting chair, no arms	KLY/FE/0091	Elro	03-Jun-98
70	High back chair	KLY/FE/0092	Kloppies	12-Jul-01
71	4 Draw Steel Cabinet	KLY/FE/0093	Kloppies	21-Feb-02
72	Blue Stack chair	KLY/FE/0095	Charles	01-Jun-98
73	Blue Stack chair	KLY/FE/0096	Charles	01-Jun-98
74	L-Shape oak Desk	KLY/FE/0097	Charles	01-Feb-01
75	High back chair	KLY/FE/0098	Charles	22-Oct-01
76	Desk, Pedestal	KLY/FE/0100	Klaus	19-Dec-05
77	High back chair	KLY/FE/0101	Klaus	19-Dec-05
78	4 Drawer Filing Cabinet	KLY/FE/0102	Klaus	10-Jan-08
79	Steel key holder	KLY/FE/0104	Klaus	22-May-08
80	White Board	KLY/FE/0105	Klaus	05-Dec-06
81	Oak Desk 1.5	KLY/FE/0106	Cornel	21-Apr-05
82	High back chair	KLY/FE/0107	Cornel	05-Dec-06
83	Meeting chair	KLY/FE/0109	A119	08-Feb-05
84	4 Draw Steel Cabinet	KLY/FE/0110	A119	17-Aug-98
85	4 Draw Steel Cabinet	KLY/FE/0111	A119	17-Aug-98
86	2 Door steel Stationery Cabinet	KLY/FE/0112	A119	17-Aug-98
87	Meeting chair	KLY/FE/0113	A119	29-Oct-98
88	Meeting chair	KLY/FE/0114	A119	29-Oct-98
89	Book shelve	KLY/FE/0115	A119	29-Oct-98
90	Oak Desk 1.5	KLY/FE/0116	Kobus	13-Apr-05
91	High back chair	KLY/FE/0117	Kobus	01-Mar-07
92	Meeting chair (Stacker)	KLY/FE/0119	Kobus	08-Jul-99
93	Meeting chair (Stacker)	KLY/FE/0120	Kobus	08-Jul-99
94	Meeting chair (Stacker)	KLY/FE/0121	Kobus	08-Jul-99
95	Meeting chair (Stacker)	KLY/FE/0122	Kobus	08-Jul-99
96	High back chair		Elro	20-Jul-09

Company Pledge and Cession in Security	DLA Piper | 20

97	Wood/Steel work desk	Krappie	29-Oct-98
98	Wooden work Desk	Andre	29-Oct-98
99	Wooden work Desk	Emile	29-Oct-98
100	Security gate at main entrance	1st Floor	15-Jul-08
101	Security gate at management toilet	1st Floor	15-Jul-08
102	2 x Fingerprint readers with power supplies	1st Floor	15-Jul-08
103	2 x Magnetic locks with cables	1st Floor	15-Jul-08
104	Double door steel cabinets	1st Floor	28-Aug-08
105	5 x Smoke detectors	1st Floor	08-Aug-08
106	5 x Alarm passives	1st Floor	08-Aug-08
107	4 x Kocom security cameras	1st Floor	08-Aug-08
108	Waterdispenser - 1st Floor	1st floor - Christo	05-Dec-08
109	Oak Desk 1.2	A106	13-Apr-05
110	Airtech elite Fan	A121	11-Mar-01
111	4 Drawer steel cabinet
112	40L Engel Fridge with Cover	A2	14-Oct-98
113	Oak Desk, 3 drawer	A2	21-Apr-05
114	3 x Burglar bars - Design Office	A21	11-Aug-08
115	2 x Burglar bars - WF6	A26	15-Jul-08
116	1 x Burglar bars - Mossie	A28	15-Jul-08
117	1 x Burglar bar - Compressor room	A29	11-Aug-08
118	1 x Burglar bar - Magda lab	A31	11-Aug-08
119	Sluitkas	A34	29-Aug-08
120	1 x Burglar bars - Petro	A38	15-Jul-08
121	Oak Desk 1.2	A49	13-Apr-05
122	Oak Desk, 3 drawer	A49	25-Oct-07
123	Small Ivory cupboard on Wheels	A50	05-Dec-06
124	White Board & easel	Adriaan	05-Dec-06
125	5 Tier Bookcase	Adriaan	13-Apr-05
126	Low back swivvle chairs	Adriaan	08-Jun-05
127	Meeting chair	Adriaan	29-Oct-98
128	12 x Blue Saver arm Chairs	Alpha - B/room	21-Apr-05
129	Steel filing cabinets	Alpha - Chemicals	19-Nov-99
130	2 x Blue Saver arm Chairs	Alpha - Control	21-Apr-05
131	Steel Table	Alpha - Control	25-Oct-07

Company Pledge and Cession in Security	DLA Piper | 21

132	Folding metal table	Canteen	-
133	Steel filing cabinets	Alpha - Mainten	19-Nov-99
134	Steel filing cabinets	Alpha - Manager	19-Nov-99
135	Steel Table	Alpha - Sup	25-Oct-07
136	Steel Table	Alpha - Sup	25-Oct-07
137	Steel filing cabinets	Alpha - Sup	19-Nov-99
138	Low back swivvle chair	Alpha - Sup	08-Jun-05
139	Oak barrel shape conference Table	Alpha Plant	25-Oct-07
140	Bambino Desk	Andrew	13-Jul-06
141	High back chair	Andrew	13-Jul-06
142	Oak Desk, 2 drawer	Annelore	25-Oct-07
143	Iconcept IP LAN Desktop phones	Annelore	26-Feb-08
144	High back chair	Bernhard	22-Oct-01
145	Stell work desk, 2 drawer	Bernhard	29-Oct-98
146	2 x Swivel chairs	Bill	08-Jun-05
147	Under counter Fridge	Boardroom	05-Dec-06
148	Boardroom Painting (Agave)	Boardroom	16-Sep-08
149	3 x Boardroom Paintings (Grass)	Boardroom	16-Sep-08
150	Acer Projector	Boardroom	16-Sep-08
151	Boardroom blinds	Boardroom	02-Oct-08
152	2 x Boardroom plants and pots	Boardroom	16-Oct-08
153	Boardroom green vase	Boardroom	16-Oct-08
154	Boardroom Kenya Bowl	Boardroom	16-Oct-08
155	Boardroom 3 drawer server table	Boardroom	16-Oct-08
156	Boardroom Round bowl	Boardroom	21-Oct-08
157	Boardroom electric screen	Boardroom	21-Oct-08
158	Boardroom Ceiling box	Boardroom	21-Oct-08
159	Boardroom Glass whiteboard	Boardroom	21-Oct-08
160	Barrel shape Boardroom Table	Boardroom	22-Oct-08
161	13 x Boardroom high back chairs	Boardroom	22-Oct-08
162	2 x Power brackets	Boardroom	22-Oct-08
163	Boardroom Cladding	Boardroom	22-Oct-08
164	Wooden Desk with 3 Drawer	Boardroom/Store	05-Dec-06
165	Oak coffee table	Boardroom/Store	13-Apr-05
166	Wooden work Desk	Boardroom/Store	29-Oct-98
167	Wooden coffee table	Boardroom/Store	29-Oct-98

Company Pledge and Cession in Security	DLA Piper | 22

168	High back chair	Bradley	01-Mar-07
169	High back chair	Chris	05-Dec-06
170	Meeting chair	Chris	05-Dec-06
171	Guillotine	Chris	05-Dec-06
172	Waste paper bin - Steel	Chris	05-Dec-06
173	Wooden work Desk	Chris	29-Oct-98
174	High back chair	Christo	19-Nov-99
175	L-Shape oak Desk	Christo	08-Jan-01
176	H/B Blue saver chair	Daleen	18-May-05
177	High back chairs	Daleen	08-Jul-99
178	2 Door steel Stationery Cabinet	Daleen	17-Aug-98
179	High back chair	Etienne	10-Oct-06
180	Formline Desk	Etienne	10-Oct-06
181	Low back swivvle chairs	Etienne	08-Jun-05
182	Oak work desk	Etienne	03-Jun-98
183	Desk	Francois B	31-Jul-02
184	2 Drawer	Francois B	02-Aug-02
185	High back chair	Francois B	25-Apr-07
186	4 Drawer Filing Cabinet	Francois B	10-Jan-08
187	Wooden cabinet	Francois B	29-Oct-98
188	Oak Desk 1.5	Francois de V	13-Apr-05
189	Oak Desk, 3 drawer	Francois de V	25-Oct-07
190	Low back swivvle chairs	Francois de V	08-Jun-05
191	Ivory Table on Wheels	Francois de V	05-Dec-06
192	Meeting chair	Francois de V	08-Feb-05
193	Palisade with double gate	Gas store	15-Jul-08
194	1 x Kocom hidden security cameras	Gr floor	08-Aug-08
195	Lab security gate double	Gr floor	15-Jul-08
196	Double Security door with plate	Gr floor	15-Jul-08
197	2 x Fingerprint readers with power supplies	Gr floor	15-Jul-08
198	2 x Magnetic locks with cables	Gr floor	15-Jul-08
199	3 x Smoke detectors	Gr floor	08-Aug-08
200	5 x Alarm passives	Gr floor	08-Aug-08
201	4 x Kocom security cameras	Gr floor	08-Aug-08
202	Gate in passage at SA coal exit	Gr floor - Eng	11-Aug-08
203	Waterdispenser - Ground	Gr floor - Japie	05-Dec-08

Company Pledge and Cession in Security	DLA Piper | 23

204	Nokia 6300 cellphones	Hendrik S	15-May-08
205	Blue Saver arm Chair	Hendrik S	13-Apr-05
206	2 x Low back swivvle chairs	Hendrik vd M	08-Jun-05
207	Waste paper bin - Steel	Hendrik vd M	05-Dec-06
208	Wooden work Desk	Hendrik vd M	29-Oct-98
209	1 x Blue Saver arm Chairs	Japie	21-Apr-05
210	Meeting chair	Japie	08-Feb-05
211	Meeting chair	Japie	08-Jun-05
212	H/B Blue saver chair	Jenny	21-Apr-05
213	Microwave oven	Kitchen	21-Oct-99
214	Tea Cupboard	Kitchen	05-Dec-06
215	2 x Tearoom tables (Big)	Kitchen	30-Sep-02
216	2 x Tearoom tables (Small)	Kitchen	30-Sep-02
217	15 x Tearoom chairs	Kitchen	30-Sep-02
218	Round meeting Table	Klaus	05-Dec-06
219	Fixed Chairs (X3)	Klaus	05-Dec-06
220	2 x Draughtman chair	Kloppies Lab	15-Sep-08
221	Oak Desk, 3 drawer	Magda	21-Apr-05
222	High back chair	Magda	05-Dec-06
223	Meeting chair	Magda	08-Feb-05
224	Low back swivvle chairs	Magda Lab	16-Nov-01
225	2 x Kocom outdoor security cameras	Outside	08-Aug-08
226	High back chair	Petro	22-Oct-01
227	Non Magnetic Board	Petro	22-Jul-08
228	3 Tier Bookcase	Petro	26-Apr-05
229	Safe	Petro	05-Dec-06
230	3 Drawers pedestal	Petro	13-Apr-05
231	Meeting chair	Petro	08-Feb-05
232	2 Door steel Stationery Cabinet	Petro	17-Aug-98
233	Wooden work Desk	Petro	29-Oct-98
234	Under counter chair	Pieter	08-Jun-05
235	Swivel chair	Pieter	08-Jun-05
236	2 x Meeting chairs	Pieter	29-Oct-98
237	Wooden work Desk	Pieter	29-Oct-98
238	Reception images - Cobbles	Reception	11-Aug-08
239	2 x Reception images - Leaves	Reception	11-Aug-08
240	Reception blinds	Reception	12-Aug-08

Company Pledge and Cession in Security	DLA Piper | 24

241	Reception Glass sign	Reception	15-Aug-08
242	Reception red Pot	Reception	29-Aug-08
243	Reception plant	Reception	29-Aug-08
244	Reception unit	Reception	02-Sep-08
245	Wedge medium back chair, no arms	Reception	02-Sep-08
246	Double seater verde couch	Reception	02-Sep-08
247	Single seater verde couch	Reception	02-Sep-08
248	Coffee Table	Reception	02-Sep-08
249	Corner Table	Reception	02-Sep-08
250	Reception Pigeon hole unit	Reception	22-Oct-08
251	Steel key holder	Reception	22-May-08
252	2 x Extra lighting	Reception	28-Aug-08
253	Oak Desk, 2 drawer	Rob	21-Apr-05
254	High back chair	Rob	05-Dec-06
255	Waste paper bin - Steel	Rob	05-Dec-06
256	4 Drawer steel Filing Cabinet	Serverroom	19-Dec-05
257	Grandstream 4 port SIP Gateway	Serverroom	26-Mar-08
258	PCI - express card 8 lines	Serverroom	05-May-08
259	Alarm control unit (computer)	Serverroom	15-Jul-08
260	4 Drawer steel cabinet	Serverroom	28-Aug-08
261	16 Channel CCTV card	Serverroom	08-Aug-08
262	Server room shelves	Serverroom	02-Dec-08
263	Double door steel cabinets	Vyfster	28-Aug-08
264	1 x Boardroom high back chairs	Willemien	22-Oct-08
265	Kobra Shredder	Willie	04-Jul-08
266	3 x Low back swivvle chairs	Willie	08-Jun-05
267	High back chair	Francois de V	20-Jul-09
268	Waterdispenser - Management		31-Jul-09
269	2 Drawer Oak Desk		03-Sep-09
270	High back chair		07-Sep-09
271	Oak Credenza		02-Oct-09
272	32 x Alu Chairs with no arms	Canteen	19-Nov-09
273	8 x Alu Tables	Canteen	19-Nov-09
274	Siemens 3550 Control Unit		09-Mar-10
275	Siemens Switchboard	Debbie	09-Mar-10
276	Siemens Switchboard	Debbie	09-Mar-10

Company Pledge and Cession in Security	DLA Piper | 25

277	40 x Siemens Handsets			09-Mar-10
278	L-shape grey work desk, 3 drawer	KLY/FE/0123	Kobus
279	2 Door copboard with adjust shelves	KLY/FE/0124	Kobus	08-Sep-06
280	Bent oak visitors arm chair	KLY/FE/0125	Kobus	13-Sep-06
281	5 Tier bookcase	KLY/FE/0126	Kobus	12-Mar-07
282	High back chair		Annelore	13-Sep-06
283	Oak work desk, 2 drawer		Daleen
284	Typist chair		Daleen
285	Bent oak visitors arm chair		Francois de V	13-Sep-06
286	High back leather chair		Hendrik S
287	4 Drawer filing cabinet		Hendrik S	08-Sep-06
288	2 Door copboard with adjust shelves		Hendrik S	08-Sep-06
289	L-shape Cluster desk, 4 drawer		Hendrik S	12-Mar-07
290	Credenza sliding door		Hendrik S	12-Mar-07
291	L-shape grey work desk, 3 drawer		Japie
292	High back leather chair		Japie
293	2 x Stacker meeting chairs		Japie
294	4 Drawer filing cabinet		Japie	08-Sep-06
295	Round meeting table		Japie	08-Sep-06
296	Bent oak visitors arm chair		Japie	13-Sep-06
297	4 Tier bookcase		Japie	13-Sep-06
298	Oak work desk, 2 drawer		Jenny
299	L-shape grey work desk, 3 drawer		Malan
300	High back leather chair		Malan
301	2 x Stacker meeting chairs		Malan
302	4 Drawer filing cabinet		Malan	08-Sep-06
303	2 Door copboard with adjust shelves		Malan	08-Sep-06
304	Round meeting table		Malan	08-Sep-06
305	4 Tier bookcase		Malan	13-Sep-06
306	High back leather chair		Willemien
307	L-shape Cluster desk, 4 drawer		Willemien	12-Mar-07
308	Credenza sliding door		Willemien	12-Mar-07
309	5 Tier bookcase		Willemien	12-Mar-07
310	3GHz Core 2 Duo Workstations			27-Oct-09
311	Benchwork Two Way	Same	Finance	10-Jan-17
312	Global Desk Top	Same	Finance	10-Jan-17
313	Global Mo Ped	Same	Finance	10-Jan-17
314	4 x Operator Chairs		Finance	10-Jan-17

Company Pledge and Cession in Security	DLA Piper | 26

COMPUTER EQUIPMENT
	DEPRECIATION RATE	33.33%

#	Asset Description	Asset Number	Location	Date

1	Benq 19" monitor	KLY/CE/0001	A161/Stephan	25-Apr-08
2	Acer Travelmate notebook & MS Office S/B	KLY/CE/0002	A161/Stephan	25-Mar-09
3	Acer Travelmate notebook & MS Office S/B	KLY/CE/0003	A164/Einar	25-Apr-08
4	HP Colour Laserjet Printer CP1215	KLY/CE/0004	A164/Einar	19-Jan-09
5	BenQ LCD Screen	KLY/CE/0005	A160/Debbie	10-Jan-07
6	Pentium & MS Office S/B	KLY/CE/0006	A160/Debbie	18-Jan-07
7	BenQ Multifunction CM3000	KLY/CE/0007	A160/Debbie	-
8	HP 1000 Laserjet Printer	KLY/CE/0008	A159/Le Roux	24-Oct-01
9	Acer Travelmate notebook & MS Office S/B	KLY/CE/0009	A159/Le Roux	27-Jun-08
10	Benq 19" monitor	KLY/CE/0010	A159/Le Roux	27-Jun-08
11	Dell Desktop PC	KLY/CE/0011	A19	06-Jul-06
12	HP Laserjet Printer P1005	KLY/CE/0012	A133/Cornel	26-Sep-08
13	Black Tower PC	KLY/CE/0013	A38/Bernhard	28-Dec-07
14	Benq 19" monitor	KLY/CE/0014	A35/TOF	02-Dec-08
15	Benq 19" monitor	KLY/CE/0015	A121/Michelle	03-Dec-08
16	Intel pentium computer & MS Office S/B	KLY/CE/0016	A147/Ben	03-Dec-08
17	Benq 19" monitor	KLY/CE/0017	A121/Meisie	03-Dec-08
18	Intel pentium computer	KLY/CE/0018	A114/Serverroom	03-Dec-08
19	LG Notebook	KLY/CE/0020	A35/Hendrik K	08-Dec-04
20	Acer Travelmate notebook	KLY/CE/0021	A114/Serverroom	25-Aug-08
21	Beidge Tower PC & MS Office S/B	KLY/CE/0023	A38/Petro	22-Jun-07
22	Black 17" CRT Monitor	KLY/CE/0024	A114/Serverroom	03-Jan-08
23	Beidge Tower PC	KLY/CE/0025	A133/Cornel	17-Jan-01
24	Seagate 1TB Hard Drive	KLY/CE/0026	A133/Cornel	25-Mar-09

Company Pledge and Cession in Security	DLA Piper | 27

25	LG Pentium Notebook	KLY/CE/0027	A114/Serverroom	12-May-05
26	HP Colour Laserjet Printer 2700	KLY/CE/0028	A114/Serverroom	15-Oct-07
27	Computer for voice over IP PABX	KLY/CE/0029	A114/Serverroom	25-Feb-08
28	Rack Mountable Server - Domain	KLY/CE/0030	A114/Serverroom	28-Mar-08
29	File Server	KLY/CE/0031	A114/Serverroom	09-Apr-08
30	Server Cabinet	KLY/CE/0032	A114/Serverroom	10-Apr-08
31	UPS for server	KLY/CE/0033	A114/Serverroom	23-Apr-08
32	48-port Stackable smart switch	KLY/CE/0034	A114/Serverroom	30-May-08
33	ADSL modem	KLY/CE/0035	A114/Serverroom	16-Oct-08
34	ADSL modem	KLY/CE/0036	A114/Serverroom	16-Oct-08
35	Seagate Freeagent external hard drive	KLY/CE/0037	A114/Serverroom	04-Nov-08
36	Seagate Freeagent external hard drive	KLY/CE/0038	A114/Serverroom	04-Nov-08
37	Seagate Freeagent external hard drive	KLY/CE/0039	Safe Room	04-Nov-08
38	Seagate Freeagent external hard drive	KLY/CE/0040	Safe Room	04-Nov-08
39	HP Colour Laserjet Printer CP1515n	KLY/CE/0041	A26/Willlie/Brad	09-Dec-08

1	Pentium III PC		A114/Serverroom	17-Jan-01
2	HP Laserjet 5550 printer		A114/Serverroom	05-May-98
3	HP Laserjet 3 in 1 printer		A114/Serverroom	06-Jun-08
4	Benq 19" monitor		A35/Annelore	25-Apr-08
5	Acer Travelmate notebook & MS office		A35/Annelore	28-Nov-08
6	Black Tower PC		A38/Bernhard	22-Jun-07
7	Fujitsu Siemens Laptop & MS Office S/B		A28/Bill	27-Mar-08
8	48-port Stackable smart switch		Boardroom	30-May-08
9	Pentium & MS Windows XP		A26/Bradley	22-Jun-07
10	Benq 19" monitor		A26/Willie	28-Aug-08
11	MS Office small business		Carl	05-Dec-08
12	HP Designjet 1220C		A19	14-Oct-98
13	HP Tower PC & MS XP Professional		A19	29-Apr-08
14	Mecer Travel Notebook		A114/Serverroom	05-May-05
15	Pentium		A114/Serverroom	28-Jul-06
16	Acer Travelmate notebook & MS office		A40/Francois de V	16-Oct-08
17	Benq 20" monitor		A40/Francois de V	27-Nov-08

Company Pledge and Cession in Security	DLA Piper | 28

18	Compressor analyse computer	A40/Francois de V	27-Nov-08
19	Acer Travelmate notebook	A47/Hendrik S	25-Apr-08
20	Benq 22" monitor	A47/Hendrik S	05-Nov-08
21	Acer Travelmate notebook & MS office	A46/Japie	06-Jun-08
22	LG Pentium Notebook	Bradley Huis	28-Jun-02

1	Benq 18.5" LCD monitor	A147/Ben	10-Dec-08

1	Mecer Notebook	A144/Rob	15-Jul-02
2	HP Colour Laserjet Printer 1600	A114/Serverroom	21-Aug-06
3	Astaro 220 Unit Upgrade	A114/Serverroom	12-May-09
4	BenQ 24" LCD Monitor	NECSA/Christo	12-May-09
5	Seagate External free agent 1.5TB	Vyfster	18-May-09
6	Seagate External free agent 1.5TB	Vyfster	18-May-09
7	Seagate Barracuda 7200.11	Vyfster	18-May-09
8	Seagate Barracuda 7200.11	Vyfster	18-May-09
9	Kingston 2GB 400MHz DDR	Vyfster	18-May-09
10	Intel NICS Desktop Single Pack Adaptor	Vyfster	18-May-09
11	ProSafe 24 Port Smart Gigabit Switch	Vyfster	18-May-09
12	Eaton Ellipse ASR 1000 USBS IEC	Vyfster	18-May-09
13	Precision T3500	A40/Francois de V	26-May-09
14	BenQ 18.5" LCD Monitor	A26/Willlie/Brad	02-Jun-09
15	Silver GigaByte Tower PC	A38/Bernhard	07-Jul-09
16	Pentium Computer	A35	20-Jun-05
17	Pentium Computer	A133/Cornel	27-Feb-06
18	Pentium Computer	A35	27-Feb-06
19	Black Tower PC	A28/Bill
20	Silver GigaByte Tower PC	A133/Cornel	01-Mar-07
21	Benq 19" monitor	A28/Bill	06-Mar-07
22	Silver GigaByte Tower PC	A121/Meisie
23	Computer	Boor	12-Jun-07
24	ViewSonic 17" Wide LCD Monitor	A28	10-Jun-05
25	Core Computer & 19" Monitor	A35/GC Analytical	08-Sep-06
26	LG Notebook	A127/Klaus	27-Jan-05

Company Pledge and Cession in Security	DLA Piper | 29

27	Silver GigaByte Tower PC		A121/Michelle	01-Mar-07
28	Benq 19" monitor		A38/Bernhard	06-Mar-07
29	Notebook	KLY/CE/0042	Kobus	16-Mar-06
30	Beidge Tower PC & MS Office S/B		A143/Adel	01-Mar-07
31	Pentium Computer		A114/Serverroom	12-Jun-05
32	Computer		A114/Serverroom	12-Jun-07
33	Computer		A28/Petro	01-Mar-07
34	17" LCD Monitor		A28/Petro	07-Mar-07
35	Computer		Pieter	12-Jun-07
36	Mercer Notebook		A114/Serverroom	07-Mar-07
37	Pentium Computer		Willemien	29-Jul-05
38	19" Screen		Lourens	01-Apr-08
39	4-Bay GigaBit Desktop Network			02-Sep-11
40	PC Box		Analytical Lab	02-Feb-12
106	WIRELESS MOBILE 4000		Lab	28-Sep-12
107	WIRELESS MOBILE 4000		Lab	28-Sep-12
108	Acer Notebook		Bernard	28-Feb-13
109	Samsung 23" LED 1920x1080 MEG		Carl Ronander	28-Feb-13
110	G500 15.6" I% 2.604GB 1.00TB DVD	KLY/CE/0043	Kim Strydom	06-Dec-13
111	EnGenius EA P300 Ceiling AP, 300MPBS	KLY/CE/0044		03-May-13
112	L IPS 23.0" 1920x1080 MEG	KLY/CE/0045
113		KLY/CE/0046		19-Feb-16
114	Mecer PC Kim and Arlene	KLY/CE/0047		19-Feb-16
115		KLY/CE/0048		03-Mar-16
116	Lenova E5180	KLY/CE/0049		30-May-16
117	Mecer 21.5" 16x9 LED Monitos	KLY/CE/0050		09-Jun-16
118	Lenova E5180	KLY/CE/0051		01-Jun-16
119	Microsoft Wireless Mouse	KLY/CE/0052		01-Jun-16
120	Lenova E5180B008OSA	KLY/CE/0053		06-Jun-16
121	Toshiba Satellite C650-14F	KLY/CE/0054		05-Sep-16
122	NX. ACER TMP 259	KLY/CE/0055		09-Jan-17
123	DDR 11 RAM	KLY/CE/0056		02-Feb-17
124	Payroll PC Unit	KLY/CE/0057		01-Feb-17

Company Pledge and Cession in Security	DLA Piper | 30

LABORATORY EQUIPMENT
	DEPRECIATION RATE	20.00%

#	Asset Description	Asset Number	Location

1	Vacuum Pump	KLY/LE/0001	A126
2	Nd:YAG Laser	KLY/LE/0002	A143
3	Gas Cylinder - Carbon Storage	KLY/LE/0003	A148
4	PC for Infrared Spectrometer (FTIR)	KLY/LE/0004	Ben - WF6
5	Infrared Spectrometer (FTIR)	KLY/LE/0005	Ben - WF6
6	Le Croy Oscilloscope	KLY/LE/0006	Bill - ASP
7	Mass Spectro Meter - CIS 300	KLY/LE/0007	Kloppies - Lab
8	TOF Mass Spectrometer	KLY/LE/0008	Kloppies - Lab
9	SRI GC	KLY/LE/0009	Kloppies - Lab
10	SRS RGA	KLY/LE/0010	Kloppies - Lab
11	Set Gauge Pins in wooden box	KLY/LE/0011	Magda - Lab
12	Set 0.1-0.3 x 0.01 Measuring pins	KLY/LE/0012	Magda - Lab
13	Compressor 191	KLY/LE/0013	Mossie Test Bench
14	JM528 Drill EDM Hole	KLY/LE/0014	Pieter
15	Arc welding machine	KLY/LE/0015	Vyfster
16	Helium Leak Detector	KLY/LE/0016	Vyfster
17	Gas Cylinders - Carbon Storage	KLY/LE/0017	Werner
18	Compressor 590	KLY/LE/0018	WF6 Test Bench
19	Oscilloscope	KLY/LE/0019	WF6 Test Bench
20	Belt Sander	KLY/LE/0020	A126
21	Vacuum Pump	KLY/LE/0021	A126
22	Electron beam Welder	KLY/LE/0022	Xanadu Plot
23	Vacuum Oven	KLY/LE/0023	A126
24	Molectron Head	KLY/LE/0024	Kloppies - Lab
25	Cryogenrator with Bohwin Cryofan	KLY/LE/0025	46
26	WT 2000PVW Manual Loading System Micro PCD	KLY/LE/0026	46
27	Basic Unit MA 10 Tungsten Emission System Zeiss - SEM	KLY/LE/0027	46
28	Two Inch DLI-CVD Reactor MC050 3 x 400V+N ( Coater Anneal Systems)	KlY/LE/0028	46

Company Pledge and Cession in Security	DLA Piper | 31

Signature pages

Signed for and on behalf of the behalf of ASP ISOTOPES SOUTH AFRICA PROPRIETARY LIMITED by:	Signature

Name (block capitals)

Dated

Signed for and on behalf of the behalf of KLYDON PROPRIETARY LIMITED by:	Signature

Name (block capitals)

Dated

Company Pledge and Cession in Security	DLA Piper | 32